-more- News ONEOK to Invest $2.3 Billion For Additional NGL and Natural Gas Infrastructure Projects Include Mid-Continent to Gulf Coast NGL Pipeline; Fractionation Facility in Mont Belvieu, Texas; and Natural Gas Processing Plant in McKenzie County, North Dakota TULSA, Okla. – Feb. 21, 2018 – ONEOK, Inc. (NYSE: OKE) today announced plans to invest approximately $2.3 billion between now and 2020 to construct:  A new 400,000-barrel per day (bpd) natural gas liquids (NGL) pipeline – the Arbuckle II Pipeline – that will create additional NGL transportation capacity between ONEOK’s extensive Mid-Continent infrastructure in Oklahoma and the company’s existing NGL facilities in Mont Belvieu, Texas;  A new 125,000 bpd NGL fractionator – MB-4 – in Mont Belvieu, Texas, and related infrastructure; and  A new 200-million cubic feet per day (MMcf/d) natural gas processing facility – the Demicks Lake plant and related infrastructure – in the Williston Basin. “With more than $4 billion of announced capital-growth projects since June 2017, we continue to build off of our significant asset footprint,” said Terry K. Spencer, ONEOK president and chief executive officer. “The Arbuckle II Pipeline and MB-4 fractionator will help meet the needs of NGL producers in all of the basins where we operate, including the STACK and SCOOP areas and the Denver-Julesburg, Powder River, Williston and Permian basins,” said Spencer. “These strategic projects complement our recently announced Elk Creek pipeline, increasing ONEOK’s ability to deliver NGLs from the Rocky Mountain region to growing markets in the Gulf Coast. “The Demicks Lake plant will provide critical natural gas processing capacity to accommodate increasing Williston Basin production, helping producers meet natural gas capture targets in North Dakota,” added Spencer. February 21, 2018 Analyst Contact: Megan Patterson 918-561-5325 Media Contact: Stephanie Higgins 918-591-5026 Exhibit 99.1

ONEOK to Invest $2.3 Billion For Additional NGL and Natural Gas Infrastructure Feb. 21, 2018 Page 2 These projects are expected to generate adjusted earnings before interest, taxes, depreciation and amortization (adjusted EBITDA) multiples of four to six times. Following ONEOK’s recently completed equity issuances totaling approximately $1.6 billion, project funding is expected to come from cash generated from operations and short- and long-term borrowings. ONEOK does not expect to issue additional equity in 2018 and well into 2019. Arbuckle II Pipeline and MB-4: The approximately 530-mile, 24- and 30-inch diameter Arbuckle II Pipeline is expected to cost approximately $1.36 billion and will have an initial capacity to transport up to 400,000 bpd of unfractionated NGLs originating across ONEOK’s supply basins and extensive NGL gathering system to the company’s storage and fractionation facilities at Mont Belvieu. The Arbuckle II Pipeline is expected to be completed in the first quarter 2020. The pipeline will have the capability to be expanded up to 1 million bpd with additional pump facilities, which could more than double ONEOK’s current capacity between the Mid-Continent and Gulf Coast. The new MB-4 fractionator and related infrastructure, which includes additional NGL storage capacity in Mont Belvieu, are expected to cost approximately $575 million and be completed in the first quarter 2020. ONEOK’s total NGL fractionation capacity will increase to 965,000 bpd following the completion of MB-4. The initial capacity of the Arbuckle II Pipeline is more than 50 percent contracted, and MB-4 is fully contracted. Both are anchored by long-term contracts with terms ranging between 10 to 20 years. Adjusted EBITDA multiples for these projects are based only from these commitments but additional supply agreements continue to be negotiated. Demicks Lake plant and related infrastructure: The Demicks Lake natural gas processing plant and related field infrastructure are expected to cost a total of approximately $400 million and be completed during the fourth quarter 2019. The Demicks Lake plant will be built in McKenzie County, North Dakota, which is in the core area of the Williston Basin. The plant is supported by acreage dedications with primarily fee-based contracts. The Demicks Lake plant is expected to contribute additional NGL volumes to ONEOK's NGL gathering system and natural gas volumes to ONEOK’s 50 percent-owned Northern Border Pipeline. ONEOK’s Williston Basin natural gas processing capacity will increase to more than 1.2 billion cubic feet per day following the completion of the Demicks Lake plant. EDITOR'S NOTE:

ONEOK to Invest $2.3 Billion For Additional NGL and Natural Gas Infrastructure Feb. 21, 2018 Page 3 View a map of the proposed projects. NON-GAAP (GENERALLY ACCEPTED ACCOUNTING PRINCIPLES) FINANCIAL MEASURES: ONEOK has disclosed in this news release forward-looking estimates for projected adjusted EBITDA multiples expected to be generated by the announced capital-growth projects. Adjusted EBITDA is a non-GAAP financial metric used to measure the company’s financial performance. Adjusted EBITDA is defined as net income from continuing operations adjusted for interest expense, depreciation and amortization, noncash impairment charges, income taxes, noncash compensation expense, allowance for equity funds used during construction (equity AFUDC), and other noncash items. Adjusted EBITDA multiples for the announced capital- growth projects reflect the expected adjusted EBITDA to be generated by the projects relative to the capital investment being made. Adjusted EBITDA and adjusted EBITDA multiples are useful to investors because these and similar measures, are used by many companies in the industry as a measure of financial performance and commonly employed by financial analysts and others to evaluate ONEOK’s financial performance and of its capital-growth projects and to compare the financial performance of ONEOK with the performance of other companies within its industry. Adjusted EBITDA should not be considered in isolation or as a substitute for net income or any other measure of financial performance presented in accordance with GAAP. Additionally, this calculation may not be comparable with similarly titled measures of other companies. A reconciliation of estimated adjusted EBITDA to GAAP net income is not provided because the GAAP net income generated by the projects is not available without unreasonable efforts. ------------------------------------------------------------------------------------------------------------------- ONEOK, Inc. (pronounced ONE-OAK) (NYSE: OKE) is one of the largest energy midstream service providers in the U.S., connecting prolific supply basins with key market centers. It owns and operates one of the nation's premier natural gas liquids (NGL) systems and is a leader in the gathering, processing, storage and transportation of natural gas. ONEOK’s operations include a 38,000-mile integrated network of NGL and natural gas pipelines, processing plants, fractionators and storage facilities in the Mid-Continent, Williston, Permian and Rocky Mountain regions. ONEOK is a FORTUNE 500 company and is included in Standard & Poor's (S&P) 500 index. For information about ONEOK, visit the website: www.oneok.com. For the latest news about ONEOK, find us on LinkedIn, Facebook or Twitter @ONEOK. Some of the statements contained herein are forward-looking statements as defined under federal securities laws. The forward-looking statements relate to our anticipated financial performance (including projected net income, capital expenditures, cash flow and projected levels of dividends), liquidity, management’s plans and objectives for our future growth projects and other future operations (including plans to construct additional natural gas and natural gas liquids facilities and related cost estimates), our business prospects, the outcome of regulatory and

ONEOK to Invest $2.3 Billion For Additional NGL and Natural Gas Infrastructure Feb. 21, 2018 Page 4 legal proceedings, market conditions and other matters. We make these forward-looking statements in reliance on the safe harbor protections provided under federal securities legislation and other applicable laws. Forward-looking statements include the items identified in the preceding paragraph, the information concerning possible or assumed future results of our operations and other statements contained herein identified by words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “should,” “goal,” “forecast,” “guidance,” “could,” “may,” “continue,” “might,” “potential,” “scheduled” and other words and terms of similar meaning. You should not place undue reliance on the forward-looking statements. Known and unknown risks, uncertainties and other factors may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Those factors may affect our operations, markets, products, services and prices. In addition to any assumptions and other factors referred to specifically in connection with the forward-looking statements, factors that could cause our actual results to differ materially from those contemplated in any forward-looking statement include, among others, those factors listed under “Forward-looking Statements” in our Quarterly Report on Form 10-Q for the quarter ended Sept. 30, 2017, and in our other filings that we make with the SEC, which are available via the SEC’s website at www.sec.gov and our website at www.oneok.com. These factors are not necessarily all of the important factors that could cause actual results to differ materially from those expressed in any of our forward-looking statements. Other factors could also have material adverse effects on our future results. These and other risks are described in greater detail under the caption “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended Dec. 31, 2016 and in our other filings that we make with the SEC, which are available via the SEC’s website at www.sec.gov and our website at www.oneok.com. All forward- looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these factors. Any such forward-looking statement speaks only as of the date on which such statement is made, and other than as required under securities laws, we undertake no obligation to update publicly any forward-looking statement whether as a result of new information, subsequent events or change in circumstances, expectations or otherwise. Projects are subject to approvals from state and regulatory agencies. ###

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